November 16, 2006

Securities and Exchange Commission

100 F Street, N. E.

Washington, D.C 20549

Commissioners:

We have read the statements made by MainStreet BankShares, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to Item 4.01 of Form 8-K, as part of the Company's Form 8-K report dated November 15, 2006. We agree with the statements concerning our Firm in such Form 8-K.

/s/ Brown, Edwards & Company

BROWN, EDWARDS & COMPANY, L.L.P.